September 21, 2001

            SUPPLEMENT TO THE JANUARY 30, 2001 PROSPECTUS FOR
                              PIONEER MID-CAP FUND

The following supplements the information presented in the prospectus:

The Trustees of Pioneer Mid-Cap (the "fund") have approved a name change for the fund. Effective September 21, 2001, the fund's name will be Pioneer Mid Cap Growth Fund. The new name reflects the fund's growth investment style.




































                                                                   10789-00-0901
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of pioneer mutual funds